Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

Ionic Inflation Protection ETF (CPII)

listed on NYSE Arca, Inc.

November 4, 2022

Supplement to the

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),

each dated June 10, 2022, as supplemented

Effective November 15, 2022, Doug Fincher will be added as a new portfolio manager to the Ionic Inflation Protection ETF (the “Fund”).

As a result, the “Management – Portfolio Managers” section on page 10 of the Summary Prospectus and the Prospectus is replaced as follows:

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Bart E. Baum, Principal, Portfolio Manager, and Chief Investment Officer for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in June 2022.

Daniel L. Stone, Principal and Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in June 2022.

Doug Fincher, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since November 2022.

Michael Venuto, Chief Investment Officer for the Adviser, has been a portfolio manager of the Fund since its inception in June 2022.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in June 2022.

The following description is also added to the “Management – Portfolio Managers” section beginning on page 21 of the Prospectus as follows:

Doug Fincher, Portfolio Manager for the Sub-Adviser

Mr. Fincher is a Portfolio Manager for the Sub-Adviser. Together with Mr. Baum and Mr. Stone, he is responsible for asset allocation across strategies for certain funds managed by the Sub-Adviser. Prior to joining the Sub-Adviser in 2013, Mr. Fincher was the president and CEO of Rock Maple Funds LLC, a New York-based fund of hedge funds, from 2008 to 2012. During his tenure at Rock Maple Funds LLC, he also was a portfolio manager and served on the firm’s investment committee. From 2002-2008, Mr. Fincher worked for CIBC WM Inc., where he managed two departments and served on the bank’s U.S. Executive Management Committee. Earlier in his career, Mr. Fincher held a variety of senior management positions at Lazard Frères, ABN AMRO Bank N.V. and Kidder Peabody. Mr. Fincher graduated from Lafayette College in Easton, PA in 1986 with a BA in History.

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Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

In addition, the following table is added to the “Portfolio Managers – Other Accounts” section on page 35 of the SAI:

Other Accounts. In addition to the Fund, Mr. Fincher managed the following other accounts for the Sub-Adviser as of October 1, 2022:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)*	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$508	3	$317
Other Accounts	0	$0	0	$0

* Assets under management in the above table are inclusive of certain notionally funded mandates.

Further, the “Portfolio Managers – Portfolio Manager Fund Ownership” section and “Portfolio Managers – Portfolio Manager Compensation” section on page 35 of the SAI are replaced as follows:

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of October 1, 2022, the dollar range of equity securities in the Fund beneficially owned by Mr. Baum and Mr. Stone was over $1,000,000. Mr. Fincher beneficially owned equity securities in the Fund in the range of $10,001–$50,000 and Mr. Venuto in the range of $1–$10,000. Mr. Ragauss did not own shares of the Fund.

Portfolio Manager Compensation. Mr. Venuto is compensated by the Adviser with a base salary and a profit sharing plan. Mr. Venuto is an equity owner of the Adviser and therefore benefits indirectly from the revenue generated from the Fund’s Advisory Agreement with the Adviser. Mr. Ragauss is compensated by the Adviser with a fixed salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund. Mr. Stone receives compensation from the Sub-Adviser in the form of guaranteed payments and profit sharing. Mr. Stone is an indirect equity owner of the Sub-Adviser and therefore benefits from the revenue generated from the Sub-Advisory Agreement with the Adviser. Mr. Baum receives compensation from the Sub-Adviser in the form of guaranteed payments and profit sharing. Mr. Baum is an indirect equity owner of the Sub-Adviser and therefore benefits from the revenue generated from the Sub-Advisory Agreement with the Adviser. Mr. Fincher receives compensation from the Sub-Adviser in the form of a base salary and discretionary bonus based on the financial performance and profitability of the Sub-Adviser and not based on the performance of the Fund.

Please retain this Supplement for future reference.

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